AGREEMENT

of

PURCHASE AND SALE

between

JOHN COCKROFT

("Cockroft")

and

GLENCAIRN GOLD MINE (PTY) LTD
t/a JC GOLD MINE CO
Registration number 75/04700/007

("Glencairn")

and

CENTURION GOLD HOLDINGS INC
represented by ARTHUR JOHNSON in his capacity as
President of the said company and duly authorized
Tax ID No: 65-1129207

("Centurion")

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AGREEMENT

1. **PARTIES**

The parties to the agreement are:

a) John Cockroft (ID: 400530 5021 00 3) of 16 Alpine Close, Benoni ("Cockroft").

b) Glencairn Gold Mine (Pty) Ltd t/a JC Gold Mine Company (Reg. No. 75/04700/007 of 12 Main Reef Road, Primrose ("Cairn").

c) Centurion Gold Holdings Incorporated (Tax Id No: 65-1129207) of 2nd Floor, West Tower, Sandton Square, Sandton ("Centurion").

2. **PURPOSE:**

The purpose of this agreement is:

a) the acquisition of Centurion of all the shares held by Cockroft in the issued share capital of Glencairn representing 100% of such issued share capital and including further loan accounts that Cockroft may have in Glencairn with the exclusion of the loan account of Mozambiquen Loan Account in Mineraia De Mozambique Chipanga X1. The sale also exclude the shares owned by Glencairn in the company "Mineralia De Mozambique".

b) The purpose of the acquisition of the said Glencairn is the effective control of all the mineral rights as attached hereto in **Annexure "A"**.

2. INTERPRETATION:

a) The headings appearing in this agreement shall be used for reference purpose only and shall not effect the interpretation of any given paragraph or sub-paragraph.

b) A word or expression which refers to:

i) any gender, shall include the other gender;

ii) a natural person, shall include juristic persons, and vice versa;

iii) the singular shall include the plural, and vice versa

unless the context clearly indicates otherwise.

c) Should there be any conflict between the terms and conditions of this agreement and those of letters by the parties dated 13 January 2004 and 19 January 2004 hereto attached as **Annexures "B"** and **"C"** the terms and conditions of this agreement shall prevail.

3. PURCHASE AND SALE OF SHARES:

a) Centurion hereby purchases all the shares in the company Glencairn Gold Mine (Pty) Ltd t/a JC Gold Mine Co, Registration number 75/04700/007 and all the assets AND LIABILITIES of the said company with the exception of the loan account and the mine in Mozambique as specified *supra*.

b) Cockroft shall deliver to the independent receiver appointed in terms of paragraph 6 below within 14 (fourteen) days of the

signature date all documentation proving ownership of the mineral rights of Glencairn.

c) Cockroft shall further deliver to such independent receiver the share certificates and security transfer deeds for the Glencairn shares and cedes these loan accounts against Glencairn within 7 (seven) days of signature date.

d) Arthur Johnson shall deliver on behalf of Centurion to such independent receiver the applicable treasury order to issue certificates for the shares in Centurion being transferred to Cockroft within 14 (fourteen) days of signature hereof.

4. DELIVERY:

a) The parties hereby agree that the auditors for Glencairn, being Moore, Stevens, Meyer, Wilson and March of 7 West Street, Houghton will act as receiver in terms of this agreement.

b) Delivery of the shares shall be effected by the lodging with the said independent receiver within 14 (fourteen) days after signature hereof:

i) the share certificates for the relevant shares accompanied by a CM42 security transfer form signed by Cockroft;

ii) the statutory documents and un audited books of account of Glencairn up to 31 January 2004;

iii) a resolution by the board of directors of Glencairn approving the transfer of the shares and the loan account, excluding those stated supra;

iv) letters of resignation by all directors, public officers and company secretaries of Glencairn applicable from the date of transfer of the claims referred to in sub-paragraph (c) above.

v) All documents and correspondence in the possession of Cockroft and/or Glencairn relating the Department of Minerals and Energy.

c) The share certificates as well as blank share transfer forms signed by Cockroft are held in Trust with the Receiver pending payment of the Seller in full of the purchase consideration.

5. CONSIDERATION:

a) The total consideration for the entire issued share capital of Glencairn plus the corresponding loan accounts, shall be an amount of R25 000 000 (twenty five million rand) payable as provided for below.

b) It is confirmed that a cash deposit of 500 000 US Dollars (five hundred thousand US Dollars) will be paid on signature hereof whereof an amount of R290 000 (two hundred and ninety thousand rand) has been received by Cockroft.

c) Cockroft will grant Centurion an unsecured loan of R1, 5 million (one comma five million rand) payable on signature hereof at an interest to be agreed upon by the parties.

d) The Purchaser will make two further payments of 500 000 US Dollars at intervals of six months after the initial payment on signature.

e) The balance of the purchase consideration shall be paid by the issuing of shares in Centurion to Cockroft at a value of $2 (two dollar) per share at the prevailing exchange rate.

f) The said shares will be issued in the name of Cockroft in terms of Rule 144.

6. EXPLORATION RIGHTS:

a) Cockroft guarantees in favour of the purchaser that Glencairn is the lawful owner of the mineral and exploration rights as specified in Annexure "A" hereto.

7. RIGHT OF FIRST REFUSAL:

a) Cockroft hereby grants Centurion the right of first refusal for the shares that he holds in Minas Chipinga XI should Cockroft decide to sell such shares.

b) Such shares shall be offered to Centurion at the domicile address mentioned in this agreement and will the said Centurion be granted at least 14 (fourteen) days to consider such an offer.

c) The parties hereto records that the purchaser conducted a satisfactory due diligence that the offered claims, the surface area covered thereby and all documentation relating thereto, inclusive of the annual financial statements and any share holder agreements, the assets and liabilities of Glencairn, Cockroft's entitlement to the shares and loan account and his right to transfer such shares and loan account.

8. RISK AND BENEFIT:

The risk and benefit in and to the shares shall pass to on Centurion date of signature hereof.

9. OTHER UNDERTAKINGS BY COCKROFT:

Cockroft undertakes that he will manage the mining operation of the said Glencairn until the end of 2004 at a remuneration to be agreed upon between the parties.

10. BREACH OF CONTRACT:

a) Should Cockroft, or Glencairn, refuse or neglect to fulfill any obligation under this agreement and persist in such refusal or neglect for thirty (30) days after receipt of written notice to rectify such refusal or neglect, Centurion, as an alternative to claiming specific performance, cancel this agreement by further written notice.

b) In addition Centurion may claim damages to the positive interest.

c) *Mutatis mutandis* the same principles as those referred to in sub-paragraphs (a) and (b) above, shall apply if Centurion refuse or neglect to fulfill any obligation under this agreement.

11. DISPUTES:

a) Should any dispute at any time arise which the parties are unable to resolve immediately, whether in regard to the meaning or effect of any term of this agreement, or the implementation of any party's obligation hereunder, or any other matter arising there from or

incidental thereto, then such dispute shall, at the election of any party, be submitted to arbitration in accordance with the relevant legislation.

b) Each of the parties hall nominate an umpire in the event of their differing of opinion or failing to reach agreement, and the conduct of the arbitration proceedings shall be as agreed between the parties, or failing agreement as between the arbitrators.

c) The decision or award of the arbitrators shall be conclusive and binding upon the parties and may be made an order of a court of competent jurisdiction.

12. NOTICES:

a) The parties choose the addresses in paragraph 1 as their respective *domicilium citandi et executandi.*

b) Any notice addressed to a party at its physical address shall be sent by pre-paid registered post, or delivered by hand or telefax.

c) Any notice shall be deemed to have been given:

i) if posted by pre-paid registered post, seven (7) days after the date of posting thereof;

ii) if hand delivered, on the day of delivery;

iii) if sent by telefax or telegram, on the date of sending of such telefax or telegram, provided that such notice shall be confirmed by pre-paid registered post on date of dispatch of

such telefax or telegram, or, should no postal facilities be available, on the date of the next business day.

13. ENTIRE CONTRACT:

This agreement constitutes the entire contract between the parties with regard to the matter dealt with in this agreement and no representation, terms, conditions or warranties shall be effective unless reduced to writing and signed by the parties.

14. VARIATION AND CANCELLATION:

No agreement varying, adding to, deleting from or canceling this agreement shall be effective unless reduced to writing and signed by the parties.

15. INDULGENCES:

No indulgence granted by a party shall constitute a waiver of any of the party's rights under this agreement, accordingly, that party shall not be precluded, as a consequence of having granted such indulgence, from exercising any rights against the other which may have arisen in the past or which may arise in the future.

16. SUPPORT CLAUSE:

The parties undertake at all times to do all such things, perform all such actions and take all such steps and to procure the doing of all such things as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and/or import of the agreement.

17. GENERAL:

a) No party shall assign or transfer all or any of its rights under this agreement without prior written consent of the other parties.

b) This agreement shall be read and construed according to the laws of the Republic of South Africa and the parties submit to this jurisdiction.

c) If any provision of this agreement is held by a court to be unlawful. invalid, unenforceable or in conflict with any rule of law, statute, ordinance or regulation, the enforceability and validity of the remaining provisions shall not be thereby affected.

d) All stamp duties and government charges arising out of or incidental to this agreement shall be a responsibility of and payable by Centurion.

SIGNED AT THE VENUES AND ON THE DATES STATED BELOW:

WITNESSES:

1. S. Claassens ____________

COCKROFT

2. ____________

Place: Pretoria

Date: 2.02.04

1. S Claassens

GLENCAIRN

2.

Place: PRIMROSE

Date: 02.02.04

1. S Claassens

CENTURION

2.

Place: PRIMROSE

Date: 2/02/2004

1. S. Claassens

2. ____________________

GLENCAIRN

Place: Primrose

Date: 02.02.04

1. S. Claassens

2. ____________________

CENTURION

Place: Primrose

Date: 2/02/2004

ADDENDUM TO PURCHASE AND SALE AGREEMENT

AGREEMENT

of

PURCHASE AND SALE

between

JOHN COCKCROFT

("COCKROFT")

and

GLENCAIRN GOLD MINE (PTY) LTD

t/a JC GOLD MINE CO

Registration number 75/04700/007

and

CENTURION GOLD HOLDINGS INC

represented by ARTHUR JOHNSON in his capacity as

President of the said company and duly authorised

Tax ID No: 65-1129207

("CENTURION")

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WHEREAS the parties entered into an agreement with one another on 31st January 2004:

AND WHEREAS the parties hereto wish to amend Paragraph 5(d) that reads

"d) The Purchaser will make two further payments of 500 000 US Dollars at intervals of six months after the initial payment on signature"

to be substituted by the following:

"d) The Purchaser will issue Cockroft with 500 000 shares in the company Centurion Gold Holdings Inc on date of signature hereof."

The parties hereto agree that the said paragraph be substituted as indicated above.

SIGNED at Akinkotse on this 18th day of March 2004.

Witnesses:

1. ____________________

2. ____________________

____
JOHN COCKROFT

SIGNED at Akimkotse on this 1st day of March 2004.

Witnesses:

1. ______________________

2. ______________________

____

GLENCAIRN GOLD MINE (PTY) LTD

T/A JC GOLD MINE CO

SIGNED at Akimkotse on this 1st day of March 2004.

Witnesses:

1. ______________________

2. ______________________

____

CENTURION GOLD HOLDINGS INC

Represented by ATHUR JOHNSON